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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    0-24548               63-1120122
   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)      Identification Number)

                  900 West Main Street
                    Dothan, Alabama                               36301
         (Address of principal executive offices)              (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

On May 17, 2005, the Company issued a press release announcing that through a wholly owned subsidiary, it has acquired 13,036,631 common shares of VHQ Entertainment (TSX: VHQ) which represents 85.7% of the issued and outstanding common shares of VHQ under its previously announced offer dated March 11, 2005 and extended on April 18, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    99.1   Press Release dated May 17, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOVIE GALLERY, INC.

Date: May 17, 2005

                                        BY:   /s/ Ivy M. Jernigan
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                                              Ivy M. Jernigan
                                              Senior Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
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    99.1       Press Release dated May 17, 2005

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